UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 5, 2006
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

11911 FM 529
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 329-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement.
     On November 5, 2006 the Compensation Committee of the Board of Directors of Oceaneering International, Inc. approved increases in base annual salary for the executive officers who were named executive officers in Oceaneering’s proxy statement for its 2006 annual meeting of stockholders to the following amounts for 2007:

T. Jay Collins	$550,000
M. Kevin McEvoy	$350,000
Marvin J. Migura	$315,000
George R. Haubenreich, Jr.	$295,000
     Also on November 5, 2006, the Board of Directors of Oceaneering approved an increase in the annual retainer fee for nonemployee directors to $40,000 and an increase in the additional annual retainer fee for the Chairman of the Audit Committee to $15,000.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.
By:	/s/ GEORGE R. HAUBENREICH, JR.
George R. Haubenreich, Jr.
Senior Vice President, General Counsel and Secretary

Date: November 7, 2006

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